Exhibit 1.1
$450,000,000
Series 2024A 4.95% Senior Notes
due September 15, 2034
SOUTHERN COMPANY GAS CAPITAL CORPORATION

SOUTHERN COMPANY GAS

UNDERWRITING AGREEMENT

September 3, 2024
BofA Securities, Inc.
One Bryant Park
New York, New York 10036

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

MUFG Securities Americas Inc.
1221 Avenue of the Americas, 6th Floor
New York, New York 10020

As Representatives of the Several Underwriters named in Schedule I hereto
Ladies and Gentlemen:
Southern Company Gas Capital Corporation (the “Company”), and Southern Company Gas (the “Guarantor”), each confirm their agreement (the “Agreement”) with you and each of the other Underwriters named in Schedule I hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof) for whom you are acting as representatives (in such capacity you shall hereinafter be referred to as the “Representatives”), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of $450,000,000 aggregate principal amount of the Series 2024A 4.95% Senior Notes due September 15, 2034 (the “Senior Notes”) as set forth in Schedule I hereto. The Senior Notes will be fully and unconditionally guaranteed by the Guarantor (the “Guarantee” and, together with the Senior Notes, the “Securities”).
The Company and the Guarantor understand that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered. The Securities will be issued pursuant to an Indenture, dated as of February 20, 2001 (the “Original Indenture”), by and among the Company, the Guarantor and Computershare Trust Company, N.A., as successor trustee (the “Trustee”), as amended by the First Supplemental Indenture, dated as of September 9, 2021, by and among the Company, the Guarantor and the Trustee (the “First Supplemental Indenture”; the Original Indenture as amended by the First Supplemental Indenture, the “Indenture”).

SECTION 1.    REPRESENTATIONS AND WARRANTIES. The Company and the Guarantor jointly and severally represent and warrant to the Underwriters as follows:
(a)    A registration statement on Form S-3 (File Nos. 333-264573 and 333-264573-01) in respect of the Securities and certain other securities has been prepared and filed in accordance with the provisions of the Securities Act of 1933, as amended (the “1933 Act”), with the Securities and Exchange Commission (the “Commission”); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriters, has been declared effective by the Commission in such form (except that copies of the registration statement and any post-effective amendment delivered to the Underwriters need not include exhibits but shall include all documents incorporated by reference therein); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the 1933 Act against the Company or the Guarantor or related to the offering has been initiated or, to the best knowledge of the Company or the Guarantor, threatened by the Commission (any preliminary prospectus, as supplemented by a preliminary prospectus supplement, included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the 1933 Act, being hereinafter called a “Preliminary Prospectus”); such registration statement as used with respect to the Securities, including the information deemed a part thereof pursuant to Rule 430B(f)(1) under the 1933 Act on the date of such registration statement’s effectiveness for purposes of Section 11 of the 1933 Act, as such Section applies to the Company, the Guarantor and the Underwriters for the Securities pursuant to Rule 430B(f)(2) under the 1933 Act (the “Effective Date”), including the exhibits thereto and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 at the Effective Date, being hereinafter called the “Registration Statement”; the base prospectus relating to the Securities and certain other securities of the Company or the Guarantor, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement relating to the Securities, being hereinafter called the “Base Prospectus”; the Base Prospectus as amended and supplemented by a preliminary prospectus supplement dated September 3, 2024 relating to the Securities which has been filed with the Commission pursuant to Rule 424(b) under the 1933 Act, as it may be further amended and supplemented immediately prior to the Applicable Time (as hereinafter defined) is hereinafter called the “Pricing Prospectus”; the Base Prospectus as amended or supplemented in final form, including by a prospectus supplement relating to the Securities in the form in which it is filed with the Commission, pursuant to Rule 424(b) under the 1933 Act in accordance with Section 4(e) hereof is hereinafter called the “Final Supplemented Prospectus”; any reference herein to any Preliminary Prospectus, the Base Prospectus, the Pricing Prospectus or the Final Supplemented Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of such Preliminary Prospectus, Base Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus, the Base Prospectus, the Pricing Prospectus or the Final Supplemented Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus, Base Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and incorporated by reference in such Preliminary Prospectus, Base Prospectus, Pricing Prospectus or Final Supplemented Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Section 13(a) or 15(d)

of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement.
For purposes of this Agreement, the “Applicable Time” is 4:30 P.M. (New York time) on the date of this Agreement; the documents listed in Schedule II, taken together and attached hereto, are collectively referred to as the “Pricing Disclosure Package.”
(b)    The documents incorporated by reference in the Registration Statement or the Pricing Prospectus, when they were filed with the Commission, complied in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder and, as of such time of filing, when read together with the Pricing Prospectus and any Permitted Free Writing Prospectus (as defined in Section 3(a) hereof), none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Final Supplemented Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will comply in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder and, when read together with the Final Supplemented Prospectus as it otherwise may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the Company and the Guarantor make no warranty or representation to the Underwriters with respect to: (A) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any Underwriter through the Representatives expressly for use in the Pricing Prospectus, any Permitted Free Writing Prospectus and the Final Supplemented Prospectus; or (B) any information set forth in the Pricing Prospectus or the Final Supplemented Prospectus under the captions “Description of the Series 2024A Senior Notes ─ Book-Entry Only Issuance ─ The Depository Trust Company” and “Description of the Series 2024A Senior Notes – Global Clearance and Settlement Procedures.”
(c)    The Registration Statement and the Final Supplemented Prospectus comply, and any further amendments or supplements thereto, when any such amendments become effective or supplements are filed with the Commission, as the case may be, will comply, in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1939 Act (as hereinafter defined) and the General Rules and Regulations of the Commission thereunder and the Registration Statement, the Pricing Disclosure Package and the Final Supplemented Prospectus do not and will not, (i) as of the Effective Date as to the Registration Statement and any amendment thereto, (ii) as of the Applicable Time as to the Pricing Disclosure Package and (iii) as of the date of the Final Supplemented Prospectus as to the Final Supplemented Prospectus or as of the date when any supplement is filed as to the Final Supplemented Prospectus as further supplemented or as of the Closing Date (as hereinafter defined) as to the Final Supplemented Prospectus or the Final Supplemented Prospectus as it may be further supplemented as provided above, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the case of the Registration Statement and any amendment thereto, and, in light of the circumstances under which they were made, not misleading in the case of the Pricing Disclosure Package and the Final Supplemented Prospectus as further supplemented; except that neither the Company nor the Guarantor makes any warranty or representation with respect to (A) that part of the Registration Statement which shall constitute the Statements of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the “1939 Act”), (B) any statements or omissions made in a Permitted Free Writing Prospectus, the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any Underwriter through the Representatives expressly for use therein, or (C) any information set forth in the Pricing Prospectus or the Final Supplemented Prospectus under the captions “Description of the Series 2024A Senior Notes ─ Book-Entry Only Issuance ─ The Depository Trust Company” and “Description of the Series 2024A Senior Notes – Global Clearance and Settlement Procedures.”
(d)    Each Permitted Free Writing Prospectus listed on Schedule II hereto does not include anything that conflicts with the information contained in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus and each such Permitted Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that neither the Company nor the Guarantor makes any warranty or representation to the Underwriters with respect to any statement or omissions made in a Permitted Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any Underwriter through the Representatives expressly for use therein.
(e)    The conditions for use of Form S-3, as set forth in the General Instructions thereof, have been satisfied.
(f)    Reserved.
(g)    At the determination date for purposes of the Securities within the meaning of Rule 164(h) under the 1933 Act, neither the Company nor the Guarantor was an “ineligible issuer” as defined in Rule 405 under the 1933 Act.
(h)    Since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, except as otherwise stated therein, there has been no material adverse change in the business, properties or financial condition of the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business.
(i)    Each of the Company and the Guarantor has been duly incorporated and is validly existing and in good standing as a corporation under the laws of its respective state of incorporation and has due corporate authority to conduct the business in which it is engaged and to own and operate any properties used by it in such business, to enter into and perform its obligations under this Agreement and the Indenture and to issue and sell the Securities to the Underwriters.
(j)    This Agreement has been duly authorized, executed and delivered by the Company and the Guarantor.

(k)    The Indenture has been duly authorized by the Company and the Guarantor and constitutes a valid and binding obligation of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights generally or (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (prior clauses (1) and (2), taken together, the “Enforceability Exceptions”); the Indenture will conform in all material respects to all statements relating thereto contained in the Pricing Disclosure Package and the Final Supplemented Prospectus; and, on the Closing Date, the Indenture will have been duly qualified under the 1939 Act.
(l)    The Guarantee has been duly authorized by the Guarantor and when duly executed, issued and delivered as provided for in the Indenture, will constitute a valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with its terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, and will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to all statements relating thereto in the Pricing Disclosure Package and the Final Supplemented Prospectus.
(m)    The issuance and delivery of the Senior Notes have been duly authorized by the Company and, on the Closing Date, the Senior Notes will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in this Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to all statements relating thereto in the Pricing Disclosure Package and the Final Supplemented Prospectus.
(n)    The Company and the Guarantor are not and, after giving effect to the offering and sale of the Securities and the application of proceeds therefrom, neither will be an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
(o)    The execution, delivery and performance by the Company and the Guarantor of this Agreement, the Indenture and the Securities and the consummation by the Company and the Guarantor of the transactions contemplated herein and therein and compliance by the Company and the Guarantor with their obligations hereunder and thereunder shall have been duly authorized by all necessary corporate action on the part of the Company and the Guarantor and do not and will not result in any violation of the charter or bylaws of the Company or the Guarantor, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Guarantor under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or the Guarantor is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company or the Guarantor or materially adverse to the transactions contemplated by this Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company or the Guarantor, or any of their properties.
(p)    No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale by the Company and the Guarantor of the Securities or the transactions by the Company and the Guarantor contemplated in this Agreement, except (A) such as may be required under the 1933 Act or the rules and regulations thereunder; (B) the qualification of the Indenture under the 1939 Act; and (C) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or “blue sky” laws.
(q)    The financial statements of the Guarantor incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position, results of operations and cash flows of the Guarantor and its subsidiaries as of and for the dates indicated; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) applied on a consistent basis (except that the unaudited financial statements incorporated by reference in the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus may be subject to normal year-end adjustments) throughout the periods involved and necessarily include amounts that are based on the best estimates and judgments of management. The selected financial data and the summary financial information included in the Pricing Prospectus and the Final Supplemented Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements of the Guarantor incorporated by reference in the Registration Statement.
(r)    Neither the Company nor the Guarantor nor, to the knowledge of the Company and the Guarantor, any director, officer, agent, employee or subsidiary of the Company or the Guarantor, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Guarantor will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
SECTION 2.    SALE AND DELIVERY TO THE UNDERWRITERS; CLOSING; SELLING RESTRICTIONS.
(a)    On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and the Guarantor agree to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company and the Guarantor, the principal amount of the Securities set forth in Schedule I to this Agreement opposite the name of such Underwriter (plus any additional amount of Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof) at a price equal to 99.005% of the principal amount thereof.

(b)    Payment of the purchase price and delivery of certificate(s) for the Securities shall be made at the offices of Southern Company Services, Inc., 30 Ivan Allen Jr. Boulevard, N.W., Atlanta, Georgia 30308 at 10:00 A.M., New York time, on September 6, 2024 (unless postponed in accordance with the provisions of Section 11 hereof) or such other time, place or date as shall be agreed upon by the Representatives and the Company and the Guarantor (such time and date of payment and delivery being herein called the “Closing Date”). Payment shall be made to the Company by wire transfer in federal funds at the Closing Date against delivery of the Securities to Citigroup Global Markets Inc. on behalf of all of the Underwriters. It is understood that each Underwriter has authorized Citigroup Global Markets Inc., for each Underwriter’s account, to accept delivery of, receipt for, and make payment of, the principal amount of the Securities which each Underwriter has agreed to purchase. Citigroup Global Markets Inc., individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the principal amount of the Securities to be purchased by any Underwriter whose payment has not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.
The delivery of the Securities shall be made in fully registered form, registered in the name of CEDE & CO., to the offices of The Depository Trust Company in New York, New York or its designee, and the Representatives shall accept such delivery.
The certificate(s) for the Securities will be made available for examination by the Representatives not later than 12:00 Noon, New York time, on the last business day prior to the Closing Date.
(c)    (i) Each Underwriter will not offer, sell or deliver any of the Securities, directly or indirectly, or distribute the Pricing Prospectus, the Final Supplemented Prospectus or any other offering material relating to the Securities, in or from any jurisdiction except under circumstances that will, to the best of such Underwriter’s knowledge and belief, result in compliance with the applicable laws and regulations and which will not impose any obligations on the Company or the Guarantor except as set forth in this Agreement.
(ii)    Each Underwriter will sell the Securities in Canada only to purchasers purchasing, or deemed to be purchasing, as principal that are accredited investors, as defined in National Instrument 45-106 Prospectus Exemptions or subsection 73.3(1) of the Securities Act (Ontario), and are permitted clients, as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.
(iii)    In relation to each member state of the European Economic Area (“EEA”), each Underwriter has not offered, sold or otherwise made available and will not offer, sell or otherwise make available to any retail investor in the EEA, the Securities.
    For the purposes of paragraph (iii), a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97, as amended, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Regulation (EU) 2017/1129 (as amended).

(iv)    In relation to the United Kingdom (“UK”), each Underwriter has not offered, sold or otherwise made available and will not offer, sell or otherwise make available to any retail investor in the UK any of the Securities.
For the purposes of paragraph (iv), a “retail investor” means a person who is one (or more) of the following: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (as amended, the “EUWA”); (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, the “FSMA”) and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the EUWA.
    Each Underwriter (A) has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company; and (B) has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the UK.
(v)    Each Underwriter has not offered or sold and will not offer or sell the Securities by means of any document other than (i) to “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder, or (ii) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies (Winding Up and Miscellaneous Provisions) Ordinance (Cap. 32, Laws of Hong Kong) and which do not constitute an offer to the public within the meaning of that Ordinance, and no advertisement, invitation or document relating to the Securities has been, may be or will be issued or has been, may be or will be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to Securities which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.
(vi)    Each Underwriter will not offer or sell any Securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to, or for the account or benefit of, others for re-offering or resale, directly or indirectly, in Japan or to, or for the account or benefit of, any resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law (Law No. 25 of 1948, as

amended) and any other applicable laws, regulations and ministerial guidelines of Japan in effect at the relevant time.
(vii)    Each Underwriter represents and agrees that the Securities may not be offered, sold or delivered, directly or indirectly, in the Republic of Korea or to, or for the account or benefit of, any resident of the Republic of Korea (as defined in the Foreign Exchange Transactions Law of the Republic of Korea and its Enforcement Decree) or to others for re-offering or resale, except as otherwise permitted by applicable Korean laws and regulations.
(viii)    Each Underwriter agrees that, in connection with the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Securities, the Securities may not be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor as defined in Section 4A of the Securities and Futures Act, 2001 of Singapore, as modified or amended from time to time (the “SFA”), pursuant to Section 274 of the SFA, (ii) to a relevant person (as defined in Section 275(2) of the SFA) pursuant to Section 275(1) of the SFA, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions specified in Section 275 of the SFA, and (where applicable) Regulation 3 of the Securities and Futures (Classes of Investors) Regulations 2018 of Singapore, or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.
(ix)    Each Underwriter will not publicly distribute or otherwise make publicly available in Switzerland the Preliminary Prospectus, the Final Supplemented Prospectus or any other offering or marketing material relating to the Securities.
(x)    Each Underwriter has not registered and will not register the Securities with the Financial Supervisory Commission of Taiwan, the Republic of China (“Taiwan”) pursuant to relevant securities laws and regulations. Each Underwriter represents and agrees that (A) the Securities may not be sold, issued or offered within Taiwan through a public offering or in circumstances which constitute an offer within the meaning of the Securities and Exchange Act of Taiwan or relevant laws and regulations that require a registration, filing or approval of the Financial Supervisory Commission of Taiwan and (B) no person or entity in Taiwan has been authorized to offer, sell, give advice regarding or otherwise intermediate the offering and sale of the Securities in Taiwan.
(xi)    Each Underwriter has not publicly offered, sold, promoted or advertised the Securities, and will not publicly offer, sell, promote or advertise the Securities, in the United Arab Emirates (the “UAE”) (including the Dubai International Financial Centre) other than in compliance with the laws of the UAE (and the Dubai International Financial Centre) governing the issue, offering and sale of securities.
SECTION 3.    FREE WRITING PROSPECTUSES.

(a)    The Company and the Guarantor represent and agree that, without the prior consent of the Representatives, they have not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the 1933 Act, other than a Permitted Free Writing Prospectus; each Underwriter, severally and not jointly, represents and agrees that, without the prior consent of the Company, the Guarantor and the Representatives, it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the 1933 Act, other than a Permitted Free Writing Prospectus or a free writing prospectus that is not required to be filed by the Company or the Guarantor pursuant to Rule 433 under the 1933 Act or one or more free writing prospectuses through customary Bloomberg distribution that do not contain substantive changes from or additions to the information contained in the free writing prospectus, dated the date hereof, filed pursuant to Rule 433(d) under the 1933 Act relating to the Securities (the “Pricing Term Sheet”); any such free writing prospectus (which shall include the Pricing Term Sheet), the use of which has been consented to by the Company, the Guarantor and the Representatives is listed on Schedule II hereto and herein called a “Permitted Free Writing Prospectus.”
(b)    The Company and the Guarantor agree to prepare the Pricing Term Sheet, which shall be previously approved by the Representatives, and to file the Pricing Term Sheet pursuant to Rule 433(d) under the 1933 Act within the time period prescribed by such Rule.
(c)    The Company, the Guarantor and the Underwriters have complied and will comply with the requirements of Rule 433 under the 1933 Act applicable to any free writing prospectus, including timely Commission filing where required and legending.
(d)    The Company and the Guarantor agree that if at any time following issuance of a Permitted Free Writing Prospectus any event occurred or occurs as a result of which such Permitted Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus or include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company and the Guarantor will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter a free writing prospectus or other document, the use of which has been consented to by the Representatives, which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in a Permitted Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any Underwriter through the Representatives expressly for use therein.
(e)    The Company and the Guarantor agree that if there occurs an event or development as a result of which the Pricing Disclosure Package would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company and the Guarantor will notify the Representatives so that any use of the Pricing Disclosure Package may cease until it is amended or supplemented.
SECTION 4.    COVENANTS OF THE COMPANY AND THE GUARANTOR. The Company and the Guarantor covenant with the Underwriters as follows:

(a)    The Company and the Guarantor, on or prior to the Closing Date, will deliver to the Underwriters conformed copies of the Registration Statement as originally filed and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference, unless specifically requested). As soon as the Company or the Guarantor is advised thereof, they will advise the Representatives orally of the issuance of any stop order under the 1933 Act with respect to the Registration Statement, or the institution of any proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or the Guarantor or related to the offering, of which the Company or the Guarantor shall have received notice, and will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Company and the Guarantor will deliver to the Representatives sufficient conformed copies of the Registration Statement, the Base Prospectus, the Pricing Prospectus and the Final Supplemented Prospectus and of all supplements and amendments thereto (in each case without exhibits) for distribution to the Underwriters and, from time to time, as many copies of the Base Prospectus, the Pricing Prospectus and the Final Supplemented Prospectus as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act.
(b)    The Company and the Guarantor will furnish the Underwriters with written or electronic copies of each amendment and supplement to the Final Supplemented Prospectus relating to the offering of the Securities in such quantities as the Underwriters may from time to time reasonably request. If, during the period (not exceeding nine months) when the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) shall be required by law in connection with the sale of any Securities by an Underwriter, any event relating to or affecting the Company or the Guarantor, or of which the Company and the Guarantor shall be advised in writing by the Representatives, shall occur, which in the opinion of the Company, the Guarantor or of Underwriters’ counsel should be set forth in a supplement to or an amendment of the Final Supplemented Prospectus, as the case may be, in order to make the Final Supplemented Prospectus not misleading in light of the circumstances when it (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Final Supplemented Prospectus or to file under the 1934 Act any document incorporated by reference in the Final Supplemented Prospectus in order to comply with the 1933 Act or the 1934 Act, the Company and the Guarantor forthwith will (i) notify the Underwriters to suspend solicitation of purchases of the Securities and (ii) at its expense, make any such filing or prepare and furnish to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Final Supplemented Prospectus which will supplement or amend the Final Supplemented Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances when the Final Supplemented Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the 1933 Act) is delivered, not misleading or which will effect any other necessary compliance. In case any Underwriter is required to deliver a prospectus in connection with the sale of any Securities after the expiration of the period specified in the preceding sentence, the Company or the Guarantor, upon the request of such Underwriter, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Final Supplemented Prospectus, complying with Section 10(a) of the 1933 Act. During the period specified in the second sentence of this subsection, the Company and the Guarantor will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the 1934 Act and the rules and regulations thereunder; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof prior to such filing to the Representatives and Hunton Andrews Kurth LLP.
(c)    The Company and the Guarantor will endeavor, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Representatives may designate; provided, however, that neither the Company nor the Guarantor shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a consent to service of process or to file annual reports or to comply with any other requirements in connection with such qualification deemed by the Company or the Guarantor to be unduly burdensome.
(d)    The Company and the Guarantor will make generally available to their security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earnings statement of the Guarantor (in form complying with the provisions of Rule 158 of the rules and regulations under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Guarantor’s fiscal quarter next following the “effective date” (as defined in Rule 158) of the Registration Statement.
(e)    As soon as practicable after the date of this Agreement, and in any event within the time prescribed by Rule 424 under the 1933 Act, the Company and the Guarantor will file the Final Supplemented Prospectus, in a form approved by the Representatives, such approval not to be unreasonably withheld, with the Commission and will advise the Representatives of such filing and will confirm such advice in writing. Furthermore, the Company and the Guarantor will make any other required filings pursuant to Rule 433(d)(1) under the 1933 Act within the time required by such Rule.
(f)    During a period of 15 days from the date of this Agreement, neither the Company nor the Guarantor will, without the Representatives’ prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Senior Notes or any security convertible into or exchangeable into or exercisable for the Senior Notes or any debt securities substantially similar to the Senior Notes (except for the Senior Notes issued pursuant to this Agreement). The Representatives agree that commercial paper or other debt securities with scheduled maturities of less than one year are not subject to this Section 4(f).
SECTION 5.    PAYMENT OF EXPENSES. The Company and the Guarantor will pay all expenses incidental to the performance of their obligations under this Agreement, including but not limited to, the expenses of (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificate(s) for the Securities, (iii) the fees and disbursements of the Company’s and the Guarantor’s counsel and accountants, (iv) the qualification of the Securities under securities laws in accordance with the provisions of Section 4(c) hereof, including filing fees and the reasonable fees and disbursements of Hunton Andrews Kurth LLP, counsel for the Underwriters, in connection therewith and in connection with the preparation of any blue sky survey (such fees and disbursements of counsel shall not exceed $3,500), (v) the printing and delivery to the

Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto and of the Pricing Prospectus, any Permitted Free Writing Prospectus, the Final Supplemented Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any blue sky survey, (vii) the fee of the Financial Industry Regulatory Authority, Inc. in connection with its review of the offering contemplated by this Agreement, if applicable, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (ix) any fees payable in connection with the rating of the Securities, (x) the cost and charges of any transfer agent or registrar and (xi) the cost of qualifying the Securities with The Depository Trust Company.
Except as otherwise provided in Section 10 hereof, the Underwriters shall pay all other expenses incurred by them in connection with their offering of the Securities, including fees and disbursements of their counsel, Hunton Andrews Kurth LLP.
SECTION 6.    CONDITIONS OF UNDERWRITERS’ OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Securities are subject to the following conditions:
(a)    No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or the Guarantor or related to the offering shall be pending before, or to the knowledge of the Company or the Guarantor threatened by, the Commission on such date. If filing of the Pricing Prospectus or the Final Supplemented Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Pricing Prospectus and the Final Supplemented Prospectus, and any such supplement, as applicable, shall have been filed in the manner and within the time period required by Rule 424. The pricing term sheet contemplated by Section 3(b) hereof, and any other material required to be filed by the Company and the Guarantor pursuant to Rule 433(d) under the 1933 Act, shall have been filed by the Company and the Guarantor with the Commission within the applicable time periods prescribed for such filings by Rule 433.
(b)    On the Closing Date, the Representatives shall have received:
(1)    The opinion, dated the Closing Date, of Woodburn and Wedge, counsel for the Company, substantially in the form attached hereto as Schedule III.
(2)    The opinion and related disclosure letter, each dated the Closing Date, of Troutman Pepper Hamilton Sanders LLP, counsel for the Company and the Guarantor, substantially in the forms attached hereto as Schedule IV.
(3)    The opinion, dated the Closing Date, of Emmet, Marvin & Martin, LLP, counsel to the Trustee, substantially in the form attached hereto as Schedule V.
(4)    The opinion and related disclosure letter, each dated the Closing Date, of Hunton Andrews Kurth LLP, counsel for the Underwriters, substantially in the forms attached hereto as Schedule VI.

(c)    At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, any material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or any Vice President of the Company, and dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering have been initiated or, to the knowledge of the Company, threatened by the Commission.
(d)    At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, any material adverse change in the business, properties or financial condition of the Guarantor, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or any Vice President of the Guarantor, and dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Guarantor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Guarantor or related to the offering have been initiated or, to the knowledge of the Guarantor, threatened by the Commission.
(e)    The Representatives shall have received on the date hereof and shall receive on the Closing Date from Deloitte & Touche LLP, a letter or letters addressed to the Representatives (which may refer to letters previously delivered to the Representatives) dated the respective dates of delivery thereof to the effect that: (A) they are an independent registered public accounting firm with respect to the Guarantor within the meaning of the 1933 Act and the rules and regulations under the 1933 Act; (B) in their opinion, the financial statements of the Guarantor audited by them and incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the rules and regulations under the 1934 Act; and (C) on the basis of certain limited procedures performed through a specified date not more than three business days prior to the date of such letter, namely (i) reading the minute books of the Guarantor; (ii) performing the procedures specified by the standards of the Public Company Accounting Oversight Board (United States) for a review of interim financial statement information as described in PCAOB AS 4105, “Reviews of Interim Financial Information,” on the unaudited financial statements, if any, of the Guarantor, incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, and on the latest available unaudited financial statements of the Guarantor, if any, for any calendar quarter subsequent to the date of those incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable; and (iii) making inquiries of certain officials of the Guarantor who have responsibility for financial and accounting matters regarding such unaudited financial statements or any specified unaudited amounts derived therefrom (it being understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP make no representations as to the sufficiency of such procedures for the Underwriters’ purposes), nothing came to their attention that caused them to believe that: (1) any material modifications should be made to the unaudited condensed financial statements, if any, incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, for them to be in conformity with GAAP; (2) such unaudited condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published rules and regulations thereunder; (3) the audited or unaudited amounts for Operating Revenues, Earnings Before Income Taxes and Net Income Attributable to Southern Company Gas set forth in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, do not agree with the amounts set forth in or derived from the audited or unaudited financial statements of the Guarantor for the same period included or incorporated by reference in the Registration Statement; (4) as of a specified date not more than three business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Guarantor or any decrease in net assets of the Guarantor as compared with amounts shown in the latest audited or unaudited balance sheet incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, except in each case for changes or decreases which (i) the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable, disclose have occurred or may occur, (ii) are occasioned by the declaration of dividends, (iii) are occasioned by regularly scheduled payments of capitalized lease obligations, (iv) are occasioned by the purchase or redemption of bonds or stock to satisfy mandatory or optional redemption provisions relating thereto, (v) are occasioned by the reclassification of current maturities of long-term debt, (vi) are occasioned by the amortization of debt issuance costs or (vii) are disclosed in such letter; and (5) the unaudited amounts for Operating Revenues, Earnings Before Income Taxes and Net Income Attributable to Southern Company Gas for any calendar quarter subsequent to those set forth in (3) above, which, if available, shall be set forth in such letter, do not agree with the amounts set forth in or derived from the unaudited financial statements of the Guarantor for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts included or incorporated by reference in the Registration Statement and the Pricing Prospectus or the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus, as applicable.
(f)    On the Closing Date, Hunton Andrews Kurth LLP, counsel for the Underwriters shall have been furnished with such documents and opinions as it may reasonably require for the purpose of enabling it to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Guarantor in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and Hunton Andrews Kurth LLP, counsel for the Underwriters.
(g)    No amendment or supplement to the Registration Statement or the Final Supplemented Prospectus filed subsequent to the date of this Agreement (including any filing made by the Company pursuant to Section 13 or 14 of the 1934 Act) shall be unsatisfactory in form to Hunton Andrews Kurth LLP or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of any Underwriter) which, in the reasonable judgment of the Representatives, shall materially impair the marketability of the Securities.
(h)    The Company and the Guarantor shall have performed their obligations when and as provided under this Agreement.
If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company and the Guarantor at any time prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 5, 8 and 10(b) hereof.
SECTION 7.    CONDITIONS OF THE OBLIGATIONS OF THE COMPANY AND THE GUARANTOR. The obligations of the Company and the Guarantor shall be subject to the conditions set forth in the first sentence of Section 6(a) hereof. In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company or the Guarantor by mailing or delivering written notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 5, 8 and 10(b) hereof.
SECTION 8.    INDEMNIFICATION.
(a)    The Company and the Guarantor jointly and severally agree to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or otherwise, and to reimburse any such Underwriter and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Base Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus or the Final Supplemented Prospectus or, if the Company or the Guarantor shall furnish to the Underwriters any amendments or any supplements thereto, or shall make any filings pursuant to Section 13 or 14 of the 1934 Act which are incorporated therein by reference, in any Preliminary Prospectus, the Registration Statement, the Base Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus, or the Final Supplemented Prospectus as so amended or supplemented, or in any free writing prospectus used by the Company or the Guarantor other than a Permitted Free Writing

Prospectus, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in such Registration Statement, Preliminary Prospectus, Base Prospectus, Pricing Prospectus, Permitted Free Writing Prospectus or Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any Underwriter through the Representatives for use therein. Each Underwriter agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Company on account of its agreement contained in this Section 8, to notify the Company in writing of the commencement thereof but the omission of such Underwriter so to notify the Company and the Guarantor of any such action shall not release the Company or the Guarantor from any liability which it may have to such Underwriter or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 8. In case any such action shall be brought against an Underwriter or any such person controlling such Underwriter and such Underwriter shall notify the Company and the Guarantor of the commencement thereof as above provided, the Company and the Guarantor shall be entitled to participate in (and, to the extent that it shall wish, including the selection of counsel, to direct) the defense thereof, at its own expense. In case the Company or the Guarantor elects to direct such defense and select such counsel, any Underwriter or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel has been authorized in writing by the Company and the Guarantor in connection with defending such action. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.
(b)    Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company and the Guarantor, its directors and such of its officers who have signed the Registration Statement and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act to the same extent and upon the same terms as the indemnity agreement of the Company and the Guarantor set forth in Section 8(a) hereof, but only with respect to alleged untrue statements or omissions made in the Registration Statement, the Preliminary Prospectus, the Base Prospectus, the Pricing Prospectus, any Permitted Free Writing Prospectus or the Final Supplemented Prospectus, or such documents as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by any Underwriter through the Representatives for use therein.

SECTION 9.    REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company and the Guarantor submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by, or on behalf of the Company or the Guarantor and shall survive delivery of the Securities to the Underwriters.
SECTION 10.    TERMINATION OF AGREEMENT.
(a)    The Representatives may terminate this Agreement, by notice to the Company and the Guarantor, at any time at or prior to the Closing Date if (i) trading in securities on the New York Stock Exchange shall have been generally suspended or there shall have been a material disruption in settlement in securities generally, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or by the New York Stock Exchange, (iii) a general banking moratorium shall have been declared by federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity, crisis or emergency (including, without limitation, acts of terrorism) affecting the United States, in any such case provided for in clauses (i) through (iv) with the result that, in the reasonable judgment of the Representatives, the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Final Supplemented Prospectus shall have been materially impaired.
(b)    If this Agreement shall be terminated by the Representatives pursuant to subsection (a) above or because of any failure or refusal on the part of the Company or the Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Guarantor shall be unable to perform its obligations under this Agreement, then in any such case, the Company and the Guarantor will reimburse the Underwriters for the reasonable fees and disbursements of Hunton Andrews Kurth LLP and for the out of pocket expenses (in an amount not exceeding $10,000) reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities and, upon such reimbursement, the Company and the Guarantor shall be absolved from any further liability hereunder, except as provided in Sections 5 and 8 hereof.
SECTION 11.    DEFAULT BY AN UNDERWRITER. If an Underwriter shall fail on the Closing Date to purchase the Securities that it is obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:
(a)    if the principal amount of Defaulted Securities does not exceed 10% of the Securities, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(b)    if the principal amount of Defaulted Securities exceeds 10% of the Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.
No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.
In the event of any such default which does not result in a termination of this Agreement, either the Representatives, the Company or the Guarantor shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the Pricing Prospectus or the Final Supplemented Prospectus or in any other documents or arrangements.
SECTION 12.    NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at BofA Securities, Inc., 114 West 47th Street NY8-114-07-01, New York, New York 10036, Attention: High Grade Debt Capital Markets Transaction Management/Legal, Fax No.: (212) 901-7881, Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel, Fax No.: (646) 291-1469 and MUFG Securities Americas Inc., 1221 Avenue of the Americas, 6th Floor, New York, New York 10020, Attention: Capital Markets Group, Fax No.: (646) 434-3455; notices to the Company shall be mailed to 30 Ivan Allen Jr. Boulevard, N.W., Atlanta, Georgia 30308, Attention: Corporate Secretary, with a copy to Southern Company Services, Inc., 30 Ivan Allen Jr. Boulevard, N.W., Atlanta, Georgia 30308, Attention: J. Seth Blocker.
    In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Guarantor, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.
SECTION 13.    PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Guarantor and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and the Guarantor and their respective successors and the controlling persons and officers and directors referred to in Section 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and the Guarantor and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any of the Underwriters shall be deemed to be a successor by reason merely of such purchase. The Company and the Guarantor acknowledge and agree that in connection with all aspects of each transaction contemplated by this Agreement, the Company and the Guarantor and the Underwriters have arms-

length business relationships that create no fiduciary duty on the part of any party and each expressly disclaims any fiduciary or financial advisory relationship.
SECTION 14.    GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York time.
SECTION 15.    COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts by manual, facsimile or electronic signature, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. The words “execution,” “signed,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
SECTION 16.    RECOGNITION OF THE U.S. SPECIAL RESOLUTION REGIMES.
(a)    In the event that any Underwriter that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.
(b)    In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.
“BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k).
“Covered Entity” means any of the following:
(1)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(2)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(3)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.
If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and to the Guarantor a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Company and the Guarantor in accordance with its terms.

Very truly yours,

SOUTHERN COMPANY GAS CAPITAL CORPORATION

By:    /s/ Jon P. Haygood
    Name: Jon P. Haygood
    Title:     Vice President and Treasurer

SOUTHERN COMPANY GAS

By:    /s/ Jon P. Haygood
    Name: Jon P. Haygood
    Title: Assistant Treasurer

(Signature Page to Underwriting Agreement)

CONFIRMED AND ACCEPTED,
as of the date first above written

BofA SECURITIES, INC.

By:    /s/ Rob Colucci
    Name: Rob Colucci
    Title: Managing Director

CITIGROUP GLOBAL MARKETS INC.

By:    /s/ Adam D. Bordner
    Name: Adam D. Bordner
    Title: Managing Director
MUFG SECURITIES AMERICAS INC.

By:    /s/ Maheen Baig
    Name: Maheen Baig
    Title: Managing Director

As Representatives of the Several Underwriters named in Schedule I hereto

(Signature Page to Underwriting Agreement)

SCHEDULE I

Name of Underwriters	Principal Amount of Securities
BofA Securities, Inc.	$90,000,000
Citigroup Global Markets Inc.	90,000,000
MUFG Securities Americas Inc.	90,000,000
BBVA Securities Inc.	31,500,000
CIBC World Markets Corp.	31,500,000
Santander US Capital Markets LLC	31,500,000
Loop Capital Markets LLC	27,000,000
TD Securities (USA) LLC	27,000,000
Huntington Securities, Inc.	18,000,000
Cabrera Capital Markets LLC	9,000,000
MFR Securities, Inc.	4,500,000
TOTAL:	$450,000,000

Schedule I-1

SCHEDULE II
PRICING DISCLOSURE PACKAGE
1)    Prospectus dated May 11, 2022
2)    Preliminary Prospectus Supplement dated September 3, 2024 (which shall be deemed to include documents incorporated by reference therein)
3)    Permitted Free Writing Prospectuses
                    a)    Pricing Term Sheet

Schedule II-1

Schedule III
[Letterhead of WOODBURN AND WEDGE]
September 6, 2024
BofA Securities, Inc.
One Bryant Park
New York, New York 10036

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

MUFG Securities Americas Inc.
1221 Avenue of the Americas, 6th Floor
New York, New York 10020

As Representatives of the Several Underwriters

SOUTHERN COMPANY GAS CAPITAL CORPORATION
SOUTHERN COMPANY GAS
Series 2024A 4.95% Senior Notes
due September 15, 2034
Ladies and Gentlemen:
We have acted as special Nevada counsel to Southern Company Gas Capital Corporation, a Nevada corporation (the “Company”), in connection with (i) the Company’s issuance of $450,000,000 aggregate principal amount of its Series 2024A 4.95% Senior Notes due September 15, 2034 (the “Notes”) and the related guarantee thereof (the “Guarantee”) by Southern Company Gas (the “Guarantor”) pursuant to an Indenture (the “Original Indenture”) dated as of February 20, 2001, by and among the Company, as issuer, the Guarantor, as guarantor, and Computershare Trust Company, N.A., as successor trustee (the “Trustee”), as amended by the First Supplemental Indenture, dated as of September 9, 2021, by and among the Company, the Guarantor and the Trustee (the “First Supplemental Indenture”; the Original Indenture as amended by the First Supplemental Indenture, the “Indenture”); and (ii) the purchase by the Underwriters (as hereinafter defined) of the Notes pursuant to the terms of an Underwriting Agreement dated September 3, 2024 (the “Underwriting Agreement”), among the Company, the Guarantor and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). This opinion is being delivered to you as Representatives pursuant to Section 6(b)(1) of the Underwriting Agreement.
All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
Schedule III-1

In rendering the opinions expressed below, we have examined the following documents:
a)    The Company’s and the Guarantor’s registration statement on Form S-3 (File Nos. 333-264573 and 333-264573-01) pertaining to the Notes, the Guarantee and certain other securities filed by the Company and the Guarantor under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”);
b)    The Company’s and the Guarantor’s prospectus dated May 11, 2022 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated September 3, 2024 (together with the Pricing Exchange Act Documents (as hereinafter defined), the “Pricing Prospectus”), filed by the Company and the Guarantor pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act;
c)    The documents incorporated by reference into the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus (as hereinafter defined): the Annual Report on Form 10-K of the Guarantor for the fiscal year ended December 31, 2023 and the Quarterly Reports on Form 10-Q of the Guarantor for the quarters ended March 31, 2024 and June 30, 2024 (together, the “Pricing Exchange Act Documents”);
d)    The Company’s and the Guarantor’s prospectus supplement dated September 3, 2024 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Guarantor dated September 3, 2024 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
e)    An executed copy of the Original Indenture and an executed copy of the First Supplemental Indenture;
f)    An executed copy of the Guarantee;
g)    An executed copy of the Underwriting Agreement;
h)    The free writing prospectus pertaining to the Notes prepared by the Company and the Guarantor and filed with the Commission on September 3, 2024 pursuant to Rule 433 of the Act (the “Permitted Free Writing Prospectus”);
i)    The Company’s Articles of Incorporation, as filed with the Nevada Secretary of State’s Office on September 15, 2000, as amended by Certificate of Amendment filed with the Nevada Secretary of State’s office on July 19, 2016 (as so amended, the “Articles of Incorporation”);
j)    A copy of the Amended and Restated Bylaws of the Company as adopted July 19, 2016 (the “Bylaws”);
Schedule III-2

k)    A Certificate of Good Standing for the Company issued by the Nevada Secretary of State on September 5, 2024;
l)    Unanimous Written Consent of the Board of Directors of the Company dated April 26, 2022, authorizing and approving the Registration Statement, the issuance and sale of the securities described in the Registration Statement and matters related thereto;
m)    Unanimous Written Consent of the Board of Directors of the Company dated August 2, 2024, authorizing the Notes;
n)    Certificate of Marcia R. DeMar, Corporate Secretary of the Company, dated as of September 6, 2024 (the “Officer’s Certificate”); and
o)    Officers’ Certificate Pursuant to Section 301 of the Indenture of Grace A. Kolvereid, Executive Vice President and Chief Financial Officer of the Company and Marcia R. DeMar, Corporate Secretary, dated September 6, 2024, establishing the Notes as a series of securities to be issued under the Indenture with the terms and characteristics as described therein.
The documents listed in Schedule II to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
In addition, we have examined, and have relied as to factual matters upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed (i) the genuineness of all signatures (ii) the legal capacity of natural persons, (iii) the authenticity of all documents submitted to us as originals, and (iv) the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.
Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:
1.    The Company is a corporation validly existing and in good standing as a business corporation under the laws of the State of Nevada with requisite corporate power to own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus.
2.    The Indenture has been duly authorized by the Company, and relying solely on the Officer’s Certificate, has been executed and delivered by the Company.
3.    The Notes have been duly authorized by the Company, have been executed by the Company and, when received by the Trustee, will be delivered by the Company.
4.    The Underwriting Agreement has been duly authorized by the Company, has been executed by the Company and, when received by the Representatives, will be delivered by the Company.
Schedule III-3

5.    No order, consent or other authorization or approval is required by any governmental authority of the State of Nevada for the issuance by the Company of the Notes, except with respect to applicable state securities or “blue sky” laws, as to which we express no opinion.
6.    The execution and delivery by the Company of the Underwriting Agreement, and the Notes do not, and if the Company were now to perform its obligations under the Underwriting Agreement, the Indenture and the Notes such performance would not, result in any: (i) violation of the Company’s Articles of Incorporation or Bylaws; (ii) violation of any existing State of Nevada statute, regulation, rule or law to which the Company is subject; or (iii) violation of any judicial or administrative decree, writ, judgment or order to which, to the knowledge of such counsel, the Company is subject.
The attorneys in this firm that are rendering this opinion are members of the State Bar of Nevada and we do not purport to express any opinion herein concerning any law other than the laws of the State of Nevada.
This opinion letter is rendered by us only to you and is solely for your benefit in your capacity as Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Troutman Pepper Hamilton Sanders LLP may rely on this opinion in giving its opinion pursuant to the Underwriting Agreement, insofar as such opinion relates to matters of Nevada law and Hunton Andrews Kurth LLP may rely on this opinion in giving its opinion pursuant to the Underwriting Agreement, insofar as such opinion relates to matters of Nevada law. This opinion is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.
Very truly yours,

WOODBURN AND WEDGE
Schedule III-4

Schedule IV
[Letterhead of TROUTMAN PEPPER HAMILTON SANDERS LLP]
September 6, 2024
BofA Securities, Inc.
One Bryant Park
New York, New York 10036

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

MUFG Securities Americas Inc.
1221 Avenue of the Americas, 6th Floor
New York, New York 10020

As Representatives of the Several Underwriters
SOUTHERN COMPANY GAS CAPITAL CORPORATION
SOUTHERN COMPANY GAS
Series 2024A 4.95% Senior Notes
due September 15, 2034
Ladies and Gentlemen:
We have acted as counsel to Southern Company Gas, a Georgia corporation (the “Guarantor”), and as special counsel to Southern Company Gas Capital Corporation, a Nevada corporation (the “Company”), in connection with: (i) the offer and sale by the Company of its Series 2024A 4.95% Senior Notes due September 15, 2034 in the aggregate principal amount of $450,000,000 (the “Notes”) and the related guarantee thereof by the Guarantor (the “Guarantee”, and together with the Notes, the “Securities”) pursuant to an Indenture (the “Original Indenture”) dated as of February 20, 2001, by and among the Company, as issuer, the Guarantor, as guarantor, and Computershare Trust Company, N.A., as successor trustee (the “Trustee”), as amended by the First Supplemental Indenture, dated as of September 9, 2021, by and among the Company, the Guarantor and the Trustee (the “First Supplemental Indenture”; the Original Indenture as amended by the First Supplemental Indenture, the “Indenture”); and (ii) the purchase by the Underwriters (as hereinafter defined) of the Notes pursuant to the terms of an Underwriting Agreement dated September 3, 2024 (the “Underwriting Agreement”), among the Company, the Guarantor and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). This opinion is being delivered to you as Representatives pursuant to Section 6(b)(2) of the Underwriting Agreement.
All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
Schedule IV-1

In rendering the opinions expressed below, we have examined the following documents:
a)    The Company’s and the Guarantor’s registration statement on Form S-3 (File Nos. 333-264573 and 333-264573-01) pertaining to the Notes, the Guarantee and certain other securities filed by the Company and the Guarantor under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”);
b)    The Company’s and the Guarantor’s prospectus dated May 11, 2022 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated September 3, 2024 (together with the Pricing Exchange Act Documents (as hereinafter defined), the “Pricing Prospectus”), filed by the Company and the Guarantor pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act;
c)    The documents incorporated by reference into the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus (as hereinafter defined): the Annual Report on Form 10-K of the Guarantor for the fiscal year ended December 31, 2023 and the Quarterly Reports on Form 10-Q of the Guarantor for the quarters ended March 31, 2024 and June 30, 2024 (together, the “Pricing Exchange Act Documents”);
d)    The Company’s and the Guarantor’s prospectus supplement dated September 3, 2024 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company and the Guarantor pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Guarantor dated September 3, 2024 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
e)    An executed copy of the Original Indenture and the First Supplemental Indenture;
f)    An executed copy of the Officer’s Certificate pursuant to Section 301 of the Indenture;
g)    A specimen of global note No. CC-1 representing the Notes (the “Global Note”);
h)    An executed copy of the Guarantee;
i)    An executed copy of the Underwriting Agreement;
j)    The free writing prospectus pertaining to the Notes prepared by the Company and the Guarantor and filed with the Commission on September 3, 2024 pursuant to Rule 433 of the Act (the “Permitted Free Writing Prospectus”);
k)    The Guarantor’s charter and bylaws; and
Schedule IV-2

l)    Such other corporate and other documents, records and certificates as we considered necessary or appropriate, including certificates of public officials and officers of the Company and the Guarantor.
The documents listed in Schedule II to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
In addition, we have examined, and have relied as to factual matters upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed (i) the genuineness of all signatures, (ii) the legal capacity of natural persons, (iii) the authenticity of all documents submitted to us as originals, (iv) the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents and (v) the authority of the person or persons who executed any such documents on behalf of any person or entity (other than the Company and the Guarantor).
The Indenture and the Underwriting Agreement are herein referred to collectively as the “Agreements.”
Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:
1.    The Guarantor is a corporation validly existing and in good standing under the law of the State of Georgia, and has the corporate authority to conduct its business as described in the Pricing Disclosure Package and the Final Supplemented Prospectus, to own and operate any properties used by it in such business and to enter into and perform its obligations under the Agreements and the Guarantee.
2.    The execution, delivery and performance by the Guarantor of the Underwriting Agreement have been duly authorized by all necessary corporate action on the part of the Guarantor, and the Underwriting Agreement has been duly executed and delivered by the Guarantor.
3.    All orders, consents or other authorizations or approvals of the Commission legally required for the issuance and sale of the Securities have been obtained; such orders are sufficient for the issuance and sale of the Securities in accordance with the terms of the Agreements; the issuance and sale of the Securities conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval pursuant to any Georgia or United States governmental body (other than in connection or in compliance with the provisions of the securities or “blue sky” laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Securities in accordance with the terms of the Underwriting Agreement.
4.    The Indenture has been duly authorized by all necessary corporate action on the part of the Guarantor, executed and delivered by the Guarantor and is enforceable against the Guarantor and the Company in accordance with its terms, subject to the qualifications that the
Schedule IV-3

enforceability of the Guarantor’s and the Company’s obligations under the Indenture may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
5.    The Notes, when the Global Note is authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company’s obligations under the Notes may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
6.    The Guarantee has been duly authorized by all necessary corporate action on the part of the Guarantor, executed and delivered by the Guarantor and is enforceable against the Guarantor in accordance with its terms, subject to the qualifications that the enforceability of the Guarantor’s obligations under the Guarantee may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
7.    Each of the Indenture, the Guarantee and the Notes conforms as to legal matters in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.
8.    The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.
9.    The execution and delivery by the Guarantor of the Underwriting Agreement, the Indenture, and the Guarantee, and the consummation of the transactions contemplated thereby, do not result in any violation of: (i) the charter or bylaws of the Guarantor or (ii) any existing applicable law, rule or regulation of the United States or the State of Georgia.
10.    The execution and delivery by the Company of the Underwriting Agreement, the Indenture and the Global Note, and the consummation of the transactions contemplated thereby, do not result in any violation of any existing applicable law, rule or regulation of the United States or the State of Georgia.
11.    The Company and the Guarantor are not and, after giving effect to the offering and sale of the Securities, neither will be an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
12.    The statements set forth in the Pricing Disclosure Package and the Final Supplemented Prospectus under the heading “Certain United States Federal Income Tax Considerations for Non-United States Holders” insofar as they purport to constitute summaries of
Schedule IV-4

matters of United States federal income tax law, constitute accurate summaries in all material respects subject to the qualifications, limitations and assumptions set forth therein.
The attorneys in this firm that are rendering this opinion are members of the State Bar of Georgia and we do not purport to express any opinion herein concerning any law other than the law of the State of Georgia, the federal law of the United States and, to the extent set forth herein, the law of the State of New York. As to all matters governed by or dependent upon the law of the State of New York, we have, with your consent, relied upon the opinion of Hunton Andrews Kurth LLP dated the date hereof and addressed to you. As to all matters governed by or dependent upon the law of the State of Nevada, we have, with your consent, relied upon the opinion of Woodburn and Wedge dated the date hereof and addressed to you.
This opinion letter is rendered by us only to you and is solely for your benefit in your capacity as Representatives of the Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Hunton Andrews Kurth LLP may rely on this opinion in giving its opinion pursuant to the Underwriting Agreement, insofar as such opinion relates to matters of Georgia law. This opinion is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.
Sincerely,

Schedule IV-5

[Letterhead of TROUTMAN PEPPER HAMILTON SANDERS LLP]
September 6, 2024
BofA Securities, Inc.
One Bryant Park
New York, New York 10036

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

MUFG Securities Americas Inc.
1221 Avenue of the Americas, 6th Floor
New York, New York 10020

As Representatives of the Several Underwriters
SOUTHERN COMPANY GAS CAPITAL CORPORATION
SOUTHERN COMPANY GAS
Series 2024A 4.95% Senior Notes
due September 15, 2034
Ladies and Gentlemen:
We have acted as counsel to Southern Company Gas, a Georgia corporation (the “Guarantor”), and as special counsel to Southern Company Gas Capital Corporation, a Nevada corporation (the “Company”), in connection with: (i) the offer and sale by the Company of its Series 2024A 4.95% Senior Notes due September 15, 2034 in the aggregate principal amount of $450,000,000 (the “Notes”) and the related guarantee thereof by the Guarantor (the “Guarantee”) pursuant to an Indenture (the “Original Indenture”) dated as of February 20, 2001, by and among the Company, as issuer, the Guarantor, as guarantor, and Computershare Trust Company, N.A., as successor trustee (the “Trustee”), as amended by the First Supplemental Indenture, dated as of September 9, 2021, by and among the Company, the Guarantor and the Trustee (the “First Supplemental Indenture”; the Original Indenture as amended by the First Supplemental Indenture, the “Indenture”); and (ii) the purchase by the Underwriters (as hereinafter defined) of the Notes pursuant to the terms of an Underwriting Agreement dated September 3, 2024 (the “Underwriting Agreement”), among the Company, the Guarantor and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). This letter is being delivered to you as Representatives pursuant to Section 6(b)(2) of the Underwriting Agreement.
All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
In connection with the foregoing, we have examined the Company’s and the Guarantor’s registration statement on Form S-3 (File Nos. 333-264573 and 333-264573-01) pertaining to the Notes, the Guarantee and certain other securities filed by the Company and the
Schedule IV-6

Guarantor under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”); the Company’s and the Guarantor’s prospectus dated May 11, 2022 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated September 3, 2024 (together with the Pricing Exchange Act Documents (as hereinafter defined), the “Pricing Prospectus”), filed by the Company and the Guarantor pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act; the documents incorporated by reference into the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus (as hereinafter defined): the Annual Report on Form 10-K of the Guarantor for the fiscal year ended December 31, 2023 and the Quarterly Reports on Form 10-Q of the Guarantor for the quarters ended March 31, 2024 and June 30, 2024 (together, the “Pricing Exchange Act Documents”); and the Company’s and the Guarantor’s prospectus supplement dated September 3, 2024 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company and the Guarantor pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Guarantor dated September 3, 2024 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have also examined the free writing prospectus prepared by the Company and the Guarantor and filed with the Commission on September 3, 2024 pursuant to Rule 433 under the Act (the “Permitted Free Writing Prospectus”). The documents listed in Schedule II to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
We have participated in various conferences with the Company and the Guarantor, their representatives, representatives of the independent public or certified public accountants of the Guarantor, representatives of you and your counsel at which the contents of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents and related matters were discussed and reviewed. Because of the inherent limitations in the independent verification of factual matters, and the character of the determinations involved in the preparation of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, we are not passing upon and do not assume any responsibility for, and make no representation that we have independently verified, the accuracy, completeness or fairness of the statements contained therein (other than as specified in opinion paragraphs 7 and 12 of our opinion to you dated of even date herewith). However, on the basis of the foregoing, we advise you that nothing has come to our attention which has caused us to believe that:
1.    the Registration Statement, on the Effective Date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading,
2.    the Pricing Disclosure Package (including the Pricing Exchange Act Documents), as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or
Schedule IV-7

3.    the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements and schedules and notes thereto or other financial or statistical data contained or incorporated by reference in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Pricing Prospectus and the Final Supplemented Prospectus under the captions “Description of the Series 2024A Senior Notes ─ Book-Entry Only Issuance ─ The Depository Trust Company” and “Description of the Series 2024A Senior Notes – Global Clearance and Settlement Procedures.”
Subject to and on the basis of the foregoing, we further advise you that the Registration Statement, on the Effective Date, and the Final Supplemented Prospectus, as of September 3, 2024, complied as to form in all material respects with the relevant requirements of the Act and the applicable rules and regulations of the Commission thereunder and that each Exchange Act Document, as of its date of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no belief as to the financial statements and schedules and notes thereto or other financial or statistical data contained or incorporated by reference in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents.

This letter is rendered by us only to you and is solely for your benefit in your capacity as Representatives of the Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent. This letter is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.
Sincerely,
Schedule IV-8

Schedule V
[Letterhead of Emmet, Marvin & Martin, LLP]
September 6, 2024
BofA Securities, Inc.
One Bryant Park
New York, New York 10036

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

MUFG Securities Americas Inc.
1221 Avenue of the Americas, 6th Floor
New York, New York 10020

as Representatives of the Several Underwriters
Southern Company Gas Capital Corporation
2215-B Renaissance Drive
Las Vegas, Nevada 89119
Southern Company Gas
Ten Peachtree Place
Atlanta, Georgia 30309

Southern Company Gas Capital Corporation
Southern Company Gas
Series 2024A 4.95% Senior Notes due September 15, 2034
Ladies and Gentlemen:

We have acted as counsel to Computershare Trust Company, N.A. (“Computershare”), in connection with the issuance by Southern Company Gas Capital Corporation (formerly known as AGL Capital Corporation) (the “Company”) of $450,000,000 aggregate principal amount of Series 2024A 4.95% Senior Notes due September 15, 2034 (the “Senior Notes”) and the related guarantee thereof by Southern Company Gas (formerly known as AGL Resources Inc.) (the “Guarantor”), pursuant to the Indenture, dated as of February 20, 2001 (the “Original Indenture”), among the Company, the Guarantor and Computershare, as successor trustee (in such capacity, the “Trustee”), as amended by the First Supplemental Indenture, dated as of September 9, 2021, by and among the Company, the Guarantor and the Trustee (the “First Supplemental Indenture” and together with the Original Indenture, the “Indenture”).

For purposes of this opinion, we have reviewed the Original Indenture, the First Supplemental Indenture and such other documents, records and papers, and satisfied ourselves as to such other matters, as we have deemed necessary or appropriate for this opinion. As to questions of fact material to this opinion, we have relied on certificates of Computershare and of public
Schedule V-1

officials. In such review, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as copies or forms and the authenticity of the originals of such latter documents. We have assumed that Computershare has been duly formed and that the Indenture constitutes a valid and binding agreement of, and is enforceable in accordance with its terms against, the Company.
Based upon the foregoing and subject to the qualifications below, we are of the opinion that:
1)    Based solely on a certificate from the Comptroller of the Currency, Computershare is a national banking association formed under the laws of the United States and is authorized thereunder to transact the business of banking and exercise fiduciary powers and perform its obligations under the Indenture.
2)    The Indenture constitutes a valid and binding agreement of Computershare enforceable against Computershare in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of reasonableness, good faith and fair dealing.
We are members of the Bar of the State of New York and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York and the federal law of the United States. The opinions expressed herein are based as to matters of law solely on applicable provisions of the following, as currently in effect: (i) as to the opinions expressed in paragraphs (1) and (2), the National Bank Act and the regulations of the Office of the Comptroller of the Currency published in 12 C.F.R. Parts 1-199 and (ii) as to the opinion expressed in paragraph (2), subject to the exclusions and limitations set forth in this opinion letter, internal New York law.
This opinion is solely for your benefit in connection with the issuance and sale by the Company of the Senior Notes and may not be relied upon by you for any other purpose, or relied upon or furnished to any other person, without our prior written consent, except that copies of this opinion may be furnished to, but not relied upon by, (i) your independent auditors, advisors and legal counsel, or (ii) any person in order to comply with any subpoena, order, regulation, ruling or request of any judicial, administrative, governmental, supervisory or legislative body or committee or any self-regulatory body.
Very truly yours,
Schedule V-2

Schedule VI
[Letterhead of HUNTON ANDREWS KURTH LLP]
September 6, 2024
BofA Securities, Inc.
One Bryant Park
New York, New York 10036

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

MUFG Securities Americas Inc.
1221 Avenue of the Americas, 6th Floor
New York, New York 10020

As Representatives of the Several Underwriters
SOUTHERN COMPANY GAS CAPITAL CORPORATION
SOUTHERN COMPANY GAS
Series 2024A 4.95% Senior Notes
due September 15, 2034
To the Addressees:
We have acted as counsel to you in connection with (i) the issuance and sale by Southern Company Gas Capital Corporation (the “Company”) of $450,000,000 aggregate principal amount of its Series 2024A 4.95% Senior Notes due September 15, 2034 (the “Notes”) and the related guarantee thereof (the “Guarantee” and, together with the Notes, the “Securities”) by Southern Company Gas (the “Guarantor”) pursuant to an Indenture (the “Original Indenture”) dated as of February 20, 2001, by and among the Company, as issuer, the Guarantor, as guarantor, and Computershare Trust Company, N.A., as successor trustee (the “Trustee”), as amended by the First Supplemental Indenture, dated as of September 9, 2021, by and among the Company, the Guarantor and the Trustee (the “First Supplemental Indenture”; the Original Indenture as amended by the First Supplemental Indenture, the “Indenture”); and (ii) the purchase by the Underwriters (as hereinafter defined) of the Notes pursuant to the terms of an Underwriting Agreement dated September 3, 2024 (the “Underwriting Agreement”), among the Company, the Guarantor and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). This opinion letter is being delivered to you in your capacity as Representatives pursuant to Section 6(b)(4) of the Underwriting Agreement.
All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
In rendering the opinions expressed below, we have examined the following documents:
Schedule VI-1

a)    The Company’s and the Guarantor’s registration statement on Form S-3 (File Nos. 333-264573 and 333-264573-01) pertaining to the Notes, the Guarantee and certain other securities filed by the Company and the Guarantor under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”);
b)    The Company’s and the Guarantor’s prospectus dated May 11, 2022 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated September 3, 2024 (together with the Pricing Exchange Act Documents (as hereinafter defined), the “Pricing Prospectus”), filed by the Company and the Guarantor pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act;
c)    The documents incorporated by reference into the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus (as hereinafter defined): the Annual Report on Form 10-K of the Guarantor for the fiscal year ended December 31, 2023 and the Quarterly Reports on Form 10-Q of the Guarantor for the quarters ended March 31, 2024 and June 30, 2024 (together, the “Pricing Exchange Act Documents”);
d)    The Company’s and the Guarantor’s prospectus supplement dated September 3, 2024 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company and the Guarantor pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Guarantor dated September 3, 2024 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
e)    An executed copy of the Original Indenture and the First Supplemental Indenture;
f)    An executed copy of the Guarantee;
g)    An executed copy of the Underwriting Agreement;
h)    The free writing prospectus prepared by the Company and the Guarantor and filed with the Commission on September 3, 2024 pursuant to Rule 433 under the Act (the “Permitted Free Writing Prospectus”); and
i)    The Company’s and the Guarantor’s charter and bylaws.
The documents listed in Schedule II to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
In addition, we have examined, and have relied as to factual matters upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed (i) the genuineness of all signatures, (ii) the legal capacity of natural persons, (iii) the authenticity of all documents submitted to us as originals, and (iv) the conformity to original
Schedule VI-2

documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.
The Indenture and the Underwriting Agreement are herein referred to collectively as the “Agreements.”
Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:
1.    The Guarantor is a corporation validly existing and in good standing under the law of the State of Georgia, and has the corporate authority to conduct its business as described in the Pricing Disclosure Package and the Final Supplemented Prospectus, to own and operate any properties used by it in such business and to enter into and perform its obligations under the Agreements and the Guarantee.
2.    The execution, delivery and performance by the Company and the Guarantor of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company and the Guarantor.
3.    All orders, consents or other authorizations or approvals of the Commission legally required for the issuance and sale of the Securities have been obtained; such orders are sufficient for the issuance and sale of the Securities in accordance with the terms of the Agreements; the issuance and sale of the Securities conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any New York or United States governmental body (other than in connection or in compliance with the provisions of the securities or “blue sky” laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Securities in accordance with the terms of the Underwriting Agreement.
4.    The Indenture has been duly authorized, executed and delivered by the Company and the Guarantor and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, subject to the qualifications that the enforceability of the Company’s and the Guarantor’s obligations under the Indenture may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
5.    The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company’s obligations under the Notes may be limited or otherwise affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles
Schedule VI-3

of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
6.    The Guarantee has been duly authorized by all necessary corporate action on the part of the Guarantor, executed and delivered by the Guarantor and is enforceable against the Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
7.    Each of the Indenture, the Guarantee and the Notes conforms as to legal matters in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Final Supplemented Prospectus.
8.    The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.
9.    The execution and delivery by the Company and the Guarantor of the Underwriting Agreement, the Indenture, the Guarantee and the Notes, and the consummation of the transactions contemplated thereby, do not result in any violation of (i) the charter or bylaws of the Company or the Guarantor or (ii) any existing applicable law, rule or regulation of the United States or the State of New York.
We do not purport to express any opinion herein concerning any law other than the laws of the State of New York and the federal laws of the United States and, to the extent set forth herein, the laws of the State of Georgia and the State of Nevada. As to all matters governed by or dependent upon the laws of the State of Georgia, we have, with your consent, relied upon the opinion letter of Troutman Pepper Hamilton Sanders LLP dated the date hereof and addressed to you. As to all matters governed by or dependent upon the laws of the State of Nevada, we have, with your consent, relied upon the opinion of Woodburn and Wedge dated the date hereof and addressed to you.
Schedule VI-4

This opinion letter is rendered by us only to you and is solely for your benefit in your capacity as Representatives of the Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Woodburn and Wedge and Troutman Pepper Hamilton Sanders LLP may rely on this opinion letter in giving their opinions pursuant to Section 6 of the Underwriting Agreement and pursuant to Sections 102, 302 and 904 of the Indenture, insofar as such opinions relate to matters of New York law. This opinion letter is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.

Very truly yours,

HUNTON ANDREWS KURTH LLP

Schedule VI-1

[Letterhead of HUNTON ANDREWS KURTH LLP]
September 6, 2024
BofA Securities, Inc.
One Bryant Park
New York, New York 10036

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

MUFG Securities Americas Inc.
1221 Avenue of the Americas, 6th Floor
New York, New York 10020

As Representatives of the Several Underwriters
SOUTHERN COMPANY GAS CAPITAL CORPORATION
SOUTHERN COMPANY GAS
Series 2024A 4.95% Senior Notes
due September 15, 2034
To the Addressees:
We have acted as counsel to you in connection with (i) the issuance and sale by Southern Company Gas Capital Corporation (the “Company”) of $450,000,000 aggregate principal amount of its Series 2024A 4.95% Senior Notes due September 15, 2034 (the “Notes”) and the related guarantee thereof (the “Guarantee” and, together with the Notes, the “Securities”) by Southern Company Gas (the “Guarantor”) pursuant to an Indenture (the “Original Indenture”) dated as of February 20, 2001, by and among the Company, as issuer, the Guarantor, as guarantor, and Computershare Trust Company, N.A., as successor trustee (the “Trustee”), as amended by the First Supplemental Indenture, dated as of September 9, 2021, by and among the Company, the Guarantor and the Trustee (the “First Supplemental Indenture”; the Original Indenture as amended by the First Supplemental Indenture, the “Indenture”); and (ii) the purchase by the Underwriters (as hereinafter defined) of the Notes pursuant to the terms of an Underwriting Agreement dated September 3, 2024 (the “Underwriting Agreement”), among the Company, the Guarantor and the Underwriters named in Schedule I thereto (the “Underwriters”) for whom you are acting as representatives (the “Representatives”). This letter is being delivered to you in your capacity as Representatives pursuant to Section 6(b)(4) of the Underwriting Agreement.
All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.
In connection with the foregoing, we have examined the Company’s and the Guarantor’s registration statement on Form S-3 (File Nos. 333-264573 and 333-264573-01) pertaining to the Notes, the Guarantee and certain other securities filed by the Company and the
Schedule VI-2

Guarantor under the Securities Act of 1933, as amended (the “Act”), as it became effective under the Act (the “Registration Statement”); the Company’s and the Guarantor’s prospectus dated May 11, 2022 (the “Base Prospectus”), as supplemented by a preliminary prospectus supplement dated September 3, 2024 (together with the Pricing Exchange Act Documents (as hereinafter defined), the “Pricing Prospectus”), filed by the Company and the Guarantor pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the “Commission”) under the Act; the documents incorporated by reference into the Registration Statement, the Pricing Prospectus and the Final Supplemented Prospectus (as hereinafter defined): the Annual Report on Form 10-K of the Guarantor for the fiscal year ended December 31, 2023 and the Quarterly Reports on Form 10-Q of the Guarantor for the quarters ended March 31, 2024 and June 30, 2024 (together, the “Pricing Exchange Act Documents”); and the Company’s and the Guarantor’s prospectus supplement dated September 3, 2024 (together with the Base Prospectus, the “Final Supplemented Prospectus”), filed by the Company and the Guarantor pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, which, pursuant to Form S-3, incorporates by reference the Pricing Exchange Act Documents and the Current Report on Form 8-K of the Guarantor dated September 3, 2024 (the “Exchange Act Documents”), each as filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have also examined the free writing prospectus prepared by the Company and the Guarantor and filed with the Commission on September 3, 2024 pursuant to Rule 433 under the Act (the “Permitted Free Writing Prospectus”). The documents listed in Schedule II to the Underwriting Agreement, taken together, are collectively referred to as the “Pricing Disclosure Package.”
We have participated in various conferences with the Company and the Guarantor, their counsel, their representatives and representatives of the independent public or certified public accountants of the Guarantor at which the contents of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents and related matters were discussed and reviewed. Because of the inherent limitations in the independent verification of factual matters, and the character of the determinations involved in the preparation of the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus and the Exchange Act Documents, we are not passing upon and do not assume any responsibility for, and make no representation that we have independently verified, the accuracy, completeness or fairness of the statements contained therein (other than as specified in opinion paragraph 7 of our opinion letter to you dated of even date herewith). However, on the basis of the foregoing, we advise you that nothing has come to our attention which has caused us to believe that:
(i)    the Registration Statement, on the Effective Date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading,
(ii)    the Pricing Disclosure Package (including the Pricing Exchange Act Documents), as of the Applicable Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or
Schedule VI-3

(iii)    the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements and schedules and notes thereto or other financial or statistical data contained or incorporated by reference in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Pricing Prospectus and the Final Supplemented Prospectus under the captions “Description of the Series 2024A Senior Notes ─ Book-Entry Only Issuance ─ The Depository Trust Company” and “Description of the Series 2024A Senior Notes – Global Clearance and Settlement Procedures.”
Subject to and on the basis of the foregoing, we further advise you that the Registration Statement, on the Effective Date, and the Final Supplemented Prospectus, as of September 3, 2024, complied as to form in all material respects with the relevant requirements of the Act and the applicable rules and regulations of the Commission thereunder and that each Exchange Act Document, as of its date of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no belief as to the financial statements and schedules and notes thereto or other financial or statistical data contained or incorporated by reference in (or omitted from) the Registration Statement, the Pricing Disclosure Package, the Final Supplemented Prospectus or the Exchange Act Documents.

This letter is rendered by us only to you and is solely for your benefit in your capacity as Representatives of the Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be used, quoted or relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent. This letter is expressed as of the date hereof, and we do not assume any obligation to update or supplement it to reflect any fact or circumstance that hereafter comes to our attention, or any change in law that hereafter occurs.

Very truly yours,

HUNTON ANDREWS KURTH LLP
Schedule VI-4